Note 5 - Restricted Cash	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Restricted Assets Disclosure [Text Block]
5. Restricted Cash

During the years ended December 31, 2013 and 2012, we deposited various amounts of cash with our bank partners in connection with the deposit processing services that they provide to us. The amounts are reflected in both current and non-current portions of restricted cash as of December 31, 2014 and 2013.

In February 2011, we deposited $1.1 million into an escrow account to fulfill our obligations related to a sales and use tax agreement with the Connecticut Development Authority. This amount is reflected on the consolidated balance sheet as noncurrent restricted cash as of December 31, 2014 and 2013.  See Note 12 for additional information.

We accept payments on behalf of educational institutions and subsequently remit these payments to the education institutions. The amounts received are maintained in segregated accounts for the benefit of either the institution or the payer. There were approximately $297.9 million and $199.1 million of such funds as of December 31, 2014 and 2013, respectively. These deposits are not our funds and therefore are not included in the accompanying condensed consolidated balance sheets.